UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2016

Item 1. Report to Stockholders.

Calvert VP SRI Balanced Portfolio
Semi-Annual Report June 30, 2016

TABLE OF CONTENTS

1	President’s Letter
3	Portfolio Management Discussion
7	Understanding Your Fund's Expenses
8	Schedule of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Notes to Financial Statements
32	Financial Highlights
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
In July, facilitated by the ultra-low interest rate monetary policy of the Federal Reserve, stock and bond prices in the U.S. reached historic highs. While these high prices imply good news for investors, there are disconcerting outcomes to this circumstance that you, as socially responsible investors, can help influence.
The current policies of the Federal Reserve—and those of other Central Banks—were initiated in an effort to stabilize the global financial system after the housing and credit crisis of 2008. While these financial policies increased market liquidity—thus allowing many banks, insurance companies and innumerable participants in the finance industry to survive and return to profitability—they were inadequate in rebuilding the incomes and net worth of most people. For many decades, there has been a widely held belief that economic growth is the most effective way to improve the lives of all members of society, including those at the very bottom. Concerned both by low GDP growth and wage increases and by little to no inflation, the banking system has continued to support these policies, in hopes of stimulating capital investment by corporations and individuals. However, investors are now allocating funds to the capital markets and not in human or technological infrastructure; and institutions, in turn, are utilizing the inexpensive credit environment to lever their balance sheets, often participating in stock buy-back programs; all in turn boosting market returns. However, there is little investment in the societal infrastructure that would induce inclusive growth to rebuild the incomes and opportunities of the populace, exclusive of the financial elite. As indicated in the chart below, income inequality is on the rise, poverty remains high, and GDP growth is anemic and predicted to remain so in the short term despite historic and continuous monetary easing, all contrary to the growth in the DJIA.

	2008	2009	2010	2011	2012	2013	2014	2015	2016 Q2
Dow Jones Industrial Average Index[i]	-33.84%	18.82%	11.02%	5.53%	7.26%	26.50%	7.52%	-2.23%	6.58%
Real GDP Growth Per Yearii	1.8%	-1.7%	4.3%	3.1%	2.5%	2.4%	2.6%	2.5%	2.4% iii
Poverty Rate in USiv	13.3%	14.3%	15.3%	15.9%	15%	15.8%	14.8%	14.5%
GINI Index of Income Inequality[v]	0.466%	0.468%	0.47%	0.477%	0.477%	0.476%	0.482%	0.48%
Nominal Wage Growthvi	3.58%	1.82%	1.74%	1.98%	2.20%	1.90%	1.82%	2.60%
The rising inequality between the majority of the population and those who participate heavily in the financial markets does not make for a stable society, nor for sustainable business conditions. Our society and its economy depend upon trust in institutions, and we can see a growing divergence in this trust between the majority of people and elite members of society. Interestingly, two regions that demonstrate the greatest divergence in this form of trust are the United Kingdom and the United Statesvii. The UK just shocked the world by voting to leave the European Union, and the U.S. is involved in a presidential election cycle dominated by extremely polarized candidates. These candidates are representative of a growing sentiment of dissatisfaction among the populace-that they do not believe the current system is working for the benefit of them.
As investors, we realize there may be a short term tradeoff between higher wage growth for workers and profits for investors. All of us need the system to work for the great majority of people—facilitating widespread growth may require a shift from returns to the holders of financial assets to some greater return for the labor, especially those whose wages have been stagnant. Fiscal, monetary, and developmental policies need to be implemented by corporations, public and private organizations in order to promote societal stability and economic growth. Arguably, corporations are best suited to pursue such goals. The financial, technological, and human capabilities of corporations uniquely position them to respond to environment and social challenges more efficiently than government institutions, which face indebtedness, an inability to attract human capital, and a lack of jurisdiction in a global marketplace.

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Companies are now investing heavily in efforts to manage their impacts on society and the environment. You, as socially responsible investors, can encourage and reward good corporate citizenry through your capital allocation decisions and investment in the Calvert Funds. At Calvert we remain steadfast and committed to driving forward societal and environmental progress through our influence in the capital markets and will continue to further our research and development to further discover corporate progressives and laggards; seeking to allocate the Funds’ capital to only the corporate leaders in environmental, social and governance issues.
We appreciate your patronage and investment in the Calvert Funds and look forward to serving you in the future as we continue to strive for the increased well-being of the earth and its inhabitants.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

____________________________________
i Dow Jones Industrials Year to Date Price Returns (Daily):." Dow Jones Industrials Year to Date Price Returns (Daily) (^DJI). N.p., n.d. Web. 26 July 2016. <https://ycharts.com/indices/%5EDJI/ytd_return>.
ii “GDP Growth (Annual %).” www.worldbank.org. World Bank National Accounts Data, and OECD National Account Data Files., n.d. Web. 25 July 2016
iii “QUEST Monthly Economic Update”April 2016. Ernst & Young. http://www.ey.com/Publication/vwLUAssets/EY-fourth-quarter-real-gdp-growth-revised-up-to-14/$FILE/EY-fourth-quarter-real-gdp-growth-revised-up-to-14.pdf
iv “American Community Survey Briefs” yearly publication by United States Census Bureau. https://www.census.gov/prod/2012pubs/acsbr11-01.pdf
v World Bank, Development Research Group. Data is based on primary household survey data obtained by government statistical agencies. The Gini coefficient is the most commonly used measure of inequality, it varies between 0, which reflects complete equality and 1, which indicates complete inequality. http://data.worldbank.org/indicator/SI.POV.GINI;
vi EPI Analysis of Bureau of Labor Statistics Current Employment Statistics public data series. http://www.epi.org/nominal-wage-tracker/
vii Edelman Trust Barometer http://www.edelman.com/insights/intellectual-property/2016-edelman-trust-barometer/executive-summary/

2 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA SVP, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller Portfolio Manager	Jade Huang Portfolio Manager
Market Review
U.S. stocks posted solid returns in the first half of the year, while performance from international equities was mixed. While the U.S. continued to produce generally positive macroeconomic data, heightened concern over slowing growth in the U.S. and economic weakness globally, as well as the impact of lower oil prices, fueled market volatility and kept the Fed from raising interest rates. At the end of the second quarter, voters in the United Kingdom endorsed their country’s withdrawal from the European Union and equity markets sold off sharply. The combined effects of sell offs in the Euro, British Pound, and equity markets quickly turned gains into losses for international stocks.  While U.S. equity markets were also adversely affected by the BREXIT vote outcome, the losses were muted relative to those in European markets with the Russell 1000 Index up 3.7% for the six-month period. Value stocks in the U.S. outperformed growth stocks by a wide margin of almost 500 basis points, as Energy stocks rebounded. Given the outlook of lower interest rates for longer, and negative interest rates in Japan and Europe, Utilities and Telecommunication sectors were also top performers as investors searched for yield.
The U.S. fixed income market delivered broadly positive returns for the period, driven mainly by declining global interest rates (10 year U.S. Treasury yield declined 80bps from 2.27% to 1.47%). The U.S. fixed income market also experienced strong inflows in the second quarter as U.S. yields looked attractive, particularly in comparison to the low, and in many instances negative, global yields. Risk assets continued

their rebound as global macroeconomic data improved and central bank policy was perceived to be more accommodative. While global central bank easing was a large contributor, the surprising U.K. vote to exit the European Union further added to global uncertainty and demand for safe haven assets. Consumer spending in the U.S., a concern in the first quarter, proved strong in the second quarter and there were signs of strength in China. Oil prices rebounded, helped by stabilization in surpluses from domestic shale production. In addition, the stabilization in the dollar allayed concerns about further currency devaluation in China.
Investment Strategy and Technique
The Portfolio typically invests about 60% of its assets in equity securities and 40% in debt securities of companies. The equity portion is primarily large-cap U.S. stocks. The fixed-income portion is primarily a variety of investment grade debt securities. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making to inform our view of risk and opportunity factors.

•
Our U.S. equity stock selection model seeks to identify high quality companies trading at attractive valuations. While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

•
For the fixed income portion of the Portfolio, we use a relative value strategy to primarily invest in investment-grade income producing securities that are, in our opinion, consistent with prudent investment risk and preservation of capital.

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Fund Performance Relative to the Benchmark
For the six-month period ended June 30, 2016, Calvert VP SRI Balanced Portfolio (Class I shares) returned 3.76%, outperforming its benchmark, Russell 1000 Index, which returned 3.74%. The Portfolio modestly underperformed a blended return from the Balanced Composite Benchmark, a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy. The composite benchmark returned 4.57% for the period. The Portfolio’s overweight in equities and underweight to fixed income was the largest detractor from performance during the period, as bonds outperformed stocks over the last six months. Relative underperformance by the equity portion of the Portfolio compared with the Russell 1000 Index also modestly detracted from performance.

•	Asset allocation strategy detracted from performance as the Portfolio remained overweight equities relative to fixed income and bonds outperformed stocks during the period.

•
The Portfolio’s overweight in financial services and stock selection within financial services each contributed negatively to performance. The positioning was based on the expectation that U.S. interest rates would rise in 2016 when in fact, they fell. This fall in interest rates hurt banks, which benefit from interest rate spreads. Stock selection within Information Technology also detracted from performance. Apple’s stock fell, as it posted negative sales growth in the March quarter. Consumers perceived the latest iPhone that was introduced in September 2015 as not much of an upgrade over the previous model.

•
Stock selection within Health Care added to performance in the period. Medical device maker St. Jude’s rose sharply, after it agreed to be purchased at a large premium. Stock picks within the Industrial sector also contributed positively. Shares of engine manufacturer Cummins rebounded after a difficult 2015, as investors perceived better business conditions than feared. Freight giant UPS also rose, after it executed strongly during the peak holiday season, following struggles in 2013 and 2014.

•
The Portfolio’s allocation to spread sectors that are not in its benchmark was the primary contributor to outperformance by the fixed income allocation. The Portfolio maintained out-of-benchmark allocations to high yield credit (including bank loans) and securitized assets.

•
Securitized assets broadly recovered in the second quarter after significantly underperforming in the first quarter. Non-Agency MBS positions performed well as many are tied to residential housing, which continued to show strength. Allocations to MBS consisted of agency credit risk transfer (CRT) investments, for which credit performance and liquidity generally continue to improve.

•	In addition, the high yield corporate market continued to recover and significantly outperformed benchmark investment grade credit during the period.

•
A shorter duration position relative to broad-based fixed income benchmarks was a detractor as interest rates declined. The Portfolio’s (fixed-income portion) duration position was, on average, 0.40 years shorter than the Barclays U.S. Aggregate Bond Index, mostly expressed through an underweight to the front end of the yield curve.

•
During the period, we initiated a 3% allocation of the Portfolio's assets to an unconstrained fixed income strategy. This strategy is managed with an absolute return focus, as it is not managed relative to the constraints of a traditional fixed income index. The purpose of this specific allocation is to serve as a complement to the Portfolio's core fixed income allocation (Barclays U.S. Aggregate benchmarked). As we expect a continued environment of unprecedented monetary policy intervention and slow economic growth, we believe return expectations of core fixed income should be reduced and volatility will remain elevated. Strategies that provide flexibility to manage overall duration and credit exposure could improve the risk and return characteristics of a core fixed income allocation. We believe this allocation, which could increase over time, will improve the risk and return profile for the overall fixed income allocation.

Positioning and Market Outlook
We continue to believe the U.S. economy can accelerate in the second half of the year. With consumer spending starting to pick-up we may finally be seeing some of the savings from lower gas prices translating into higher levels of spending.  The U.K.’s decision to withdraw from the European Union (Brexit) has raised more questions than it has answered, so we continue to expect higher levels of volatility, especially compared to the historically low levels of volatility experienced during the last few years.
Expectations of further monetary easing and fiscal stimulus across the globe allowed equity markets to quickly recover from the sell-off post-Brexit.  In the U.S., fixed income assets are now priced to reflect a consensus that rate hikes are off the table for now. We believe that it is unlikely Brexit will have much of an impact on the U.S. economy, at least in the near-term, and if the consumer-led recovery continues to accelerate, the U.S. economy should be resilient to any medium to longer-term impacts from Brexit as well.
Accordingly, we believe that the market is pricing in a tightening path that is too gradual for US interest rates and would not be surprised to see a hike later in the year~~.~~
In our view, an active, multi-sector approach to fixed income investing remains a sound strategy, and strategic allocations to cash and Treasuries will play a key role in successfully navigating the volatile, liquidity-challenged environment we expect for the foreseeable future.

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For now we remain cautiously optimistic on U.S. equities. We place a relatively low probability of a worst case Brexit scenario that pushes Europe back into recession and, while concerned about China’s long-term growth prospects, we think that near-term stabilization of the Chinese economy coinciding with a pick-up in U.S. growth should help support the rest of the global economy.
We expect the fixed income markets to continue to be driven by three broad factors: divergence, volatility, and liquidity challenges.
As subdued growth and inflation persist, we believe global central banks will continue to employ unconventional policy tools, such as the negative interest rate policies that have proliferated in recent quarters. With lack of support from the fiscal side, global markets, in our view, will increasingly question the success and potential negative implications of such policies, contributing to volatility. This will further increase as more aggressive monetary easing is met by slower growth.
Because we believe that the market is mispricing likely Fed actions, we continue to favor a shorter duration at the front end of the yield curve. We continue to see value in some sectors of corporate credit, but, at this more mature stage of the credit cycle, favor a continued cautious approach, especially as valuations appear rich.
We still find attractive securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and their tendency to be less vulnerable to market volatility than corporates. Many are levered mostly to the U.S. economy, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

Vishal Khanduja, CFA	Brian S. Ellis, CFA

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller	Jade Huang

Calvert Investment Management, Inc.
June 2016

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity	60.1%
Fixed Income	35.6%
Short-Term Investments	4.3%
Total	100%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP SRI BALANCED PORTFOLIO
JUNE 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	6 Months*	1 Year	5 Year	10 Year
Class I	3.76%	-0.03%	7.55%	5.03%
Class F	3.70%	-0.28%	7.35%	4.93%
Russell 1000 Index	3.74%	2.93%	11.88%	7.51%
Balanced Composite Benchmark	4.57%	4.50%	9.43%	7.56%

The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
Calvert VP SRI Balanced Portfolio first offered Class F shares on October 18, 2013. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been lower than Class I share performance because Class F has higher class-specific expenses than Class I.
* Total Return is not annualized for periods of less than one year.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/variable for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.70%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/16	ENDING ACCOUNT VALUE 6/30/16	EXPENSES PAID DURING PERIOD* 1/1/16 - 6/30/16
Class I
Actual	0.70%	$1,000.00	$1,037.60	$3.55
Hypothetical (5% return per year before expenses)	0.70%	$1,000.00	$1,021.38	$3.52
Class F
Actual	1.10%	$1,000.00	$1,037.00	$5.57
Hypothetical (5% return per year before expenses)	1.10%	$1,000.00	$1,019.39	$5.52
* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

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CALVERT VP SRI BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 60.3%

Air Freight & Logistics - 1.0%
United Parcel Service, Inc., Class B	31,690	3,413,647

Auto Components - 0.7%
Delphi Automotive plc	36,822	2,305,057

Banks - 2.9%
Citigroup, Inc.	45,254	1,918,317
US Bancorp	66,670	2,688,801
Wells Fargo & Co.	105,028	4,970,975
		9,578,093

Beverages - 0.9%
PepsiCo, Inc.	28,397	3,008,378

Biotechnology - 2.1%
Amgen, Inc.	27,477	4,180,625
Gilead Sciences, Inc.	33,161	2,766,291
		6,946,916

Capital Markets - 0.6%
Ameriprise Financial, Inc.	21,258	1,910,031

Chemicals - 0.6%
PPG Industries, Inc.	18,024	1,877,200

Communications Equipment - 1.2%
Cisco Systems, Inc.	131,867	3,783,264

Consumer Finance - 2.6%
American Express Co.	41,999	2,551,859
Capital One Financial Corp.	50,727	3,221,672
MasterCard, Inc., Class A	31,925	2,811,316
		8,584,847

Diversified Financial Services - 1.0%
Moody's Corp.	35,433	3,320,427

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	93,891	4,057,030
Verizon Communications, Inc.	98,287	5,488,346
		9,545,376

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Electric Utilities - 0.3%
Portland General Electric Co.	20,758	915,843

Energy Equipment & Services - 1.5%
FMC Technologies, Inc. *	79,611	2,123,226
Frank's International NV	93,941	1,372,478
National Oilwell Varco, Inc.	38,279	1,288,088
		4,783,792

Food & Staples Retailing - 2.1%
CVS Health Corp.	53,670	5,138,366
Kroger Co. (The)	47,301	1,740,204
		6,878,570

Food Products - 1.3%
General Mills, Inc.	24,761	1,765,955
Mondelez International, Inc., Class A	53,344	2,427,685
		4,193,640

Gas Utilities - 0.6%
ONE Gas, Inc.	10,741	715,243
UGI Corp.	23,879	1,080,525
		1,795,768

Health Care Equipment & Supplies - 1.0%
St. Jude Medical, Inc.	42,258	3,296,124

Health Care Providers & Services - 1.7%
HCA Holdings, Inc. *	30,340	2,336,483
McKesson Corp.	16,518	3,083,085
		5,419,568

Hotels, Restaurants & Leisure - 0.7%
Darden Restaurants, Inc.	36,270	2,297,342

Industrial Conglomerates - 1.4%
Danaher Corp.	44,057	4,449,757

Insurance - 3.1%
American Financial Group, Inc.	48,280	3,569,340
Prudential Financial, Inc.	47,458	3,385,654
Travelers Cos., Inc. (The)	25,377	3,020,878
		9,975,872

Internet Software & Services - 1.1%
Alphabet, Inc., Class A *	5,142	3,617,551

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

IT Services - 2.9%
Accenture plc, Class A	21,647	2,452,389
Automatic Data Processing, Inc.	16,759	1,539,649
Cognizant Technology Solutions Corp., Class A *	46,543	2,664,121
DST Systems, Inc.	25,458	2,964,075
		9,620,234

Life Sciences - Tools & Services - 0.9%
Agilent Technologies, Inc.	64,739	2,871,822

Machinery - 3.0%
Cummins, Inc.	20,470	2,301,647
Dover Corp.	55,720	3,862,510
Ingersoll-Rand plc	57,103	3,636,319
		9,800,476

Media - 2.0%
Comcast Corp., Class A	29,819	1,943,901
Omnicom Group, Inc.	56,553	4,608,504
		6,552,405

Metals & Mining - 0.8%
Reliance Steel & Aluminum Co.	33,660	2,588,454

Multi-Utilities - 0.3%
Avista Corp.	18,447	826,426

Multiline Retail - 1.2%
Target Corp.	58,006	4,049,979

Oil, Gas & Consumable Fuels - 1.4%
ONEOK, Inc.	40,812	1,936,529
Spectra Energy Corp.	72,187	2,644,210
		4,580,739

Personal Products - 1.1%
Unilever NV, NY Shares	79,068	3,711,452

Pharmaceuticals - 3.9%
Johnson & Johnson	34,753	4,215,539
Merck & Co., Inc.	70,056	4,035,926
Pfizer, Inc.	127,847	4,501,493
		12,752,958

Professional Services - 0.6%
Robert Half International, Inc.	50,744	1,936,391

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Real Estate Investment Trusts - 2.1%
American Campus Communities, Inc.	44,726	2,364,664
American Tower Corp.	20,038	2,276,517
Duke Realty Corp.	88,220	2,351,945
		6,993,126

Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	80,134	2,628,395

Software - 2.9%
Microsoft Corp.	83,963	4,296,387
Oracle Corp.	78,940	3,231,014
Synopsys, Inc. *	37,318	2,018,157
		9,545,558

Specialty Retail - 1.8%
Lowe's Cos., Inc.	37,446	2,964,600
TJX Cos., Inc. (The)	36,230	2,798,043
		5,762,643

Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	86,253	8,245,787

Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. *	70,159	2,442,936

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	8,479	26,963

Total Common Stocks (Cost $183,303,070)		196,833,807

	PRINCIPAL AMOUNT ($)
ASSET-BACKED SECURITIES - 7.9%

Asset-Backed - Automobile - 0.5%
American Credit Acceptance Receivables Trust, Series 2014-1, Class B, 2.39%, 11/12/19 (a)	63,134	63,156
Capital Automotive REIT, Series 2014-1A, Class A, 3.66%, 10/15/44 (a)	550,000	529,975
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (a)	200,000	201,727
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	451,728	451,254
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	300,000	295,948
		1,542,060

Asset-Backed - Other - 7.1%
American Homes 4 Rent:
Series 2014-SFR1, Class B, 1.796%, 6/17/31 (a)(b)	130,000	127,950
Series 2014-SFR1, Class C, 2.196%, 6/17/31 (a)(b)	200,000	195,929

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D

Series 2014-SFR1, Class E, 2.946%, 6/17/31 (a)(b)	500,000	478,405
Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	680,926	730,456
Apidos CLO XXI, Series 2015-21A, Class C, 4.183%, 7/18/27 (a)(b)	200,000	181,967
AVANT Loans Funding Trust, Class A:
Series 2016-A, 4.11%, 5/15/19 (a)	175,921	176,648
Series 2016-B, 3.92%, 8/15/19 (a)	134,858	135,419
CAM Mortgage LLC, Series 2015-1:
Class A, 3.50%, 7/15/64 (a)	44,622	44,639
Class M, 4.75%, 7/15/64 (a)(b)	900,000	884,160
Citi Held For Asset Issuance:
Series 2015-PM1, Class A, 1.85%, 12/15/21 (a)	68,843	68,697
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	600,000	594,223
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	350,000	347,949
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	195,206	197,627
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	998,813	999,605
Colony American Homes, Series 2014-1A, Class B, 1.796%, 5/17/31 (a)(b)	200,000	196,621
Colony Starwood Homes Trust, Series 2016-1A:
Class C, 3.096%, 7/17/33 (a)(b)	150,000	149,830
Class D, 3.546%, 7/17/33 (a)(b)	151,000	150,271
Conn's Receivables Funding LLC:
Series 2016-A, Class A, 4.68%, 4/16/18 (a)	516,360	518,599
Series 2016-A, Class B, 8.96%, 8/15/18 (a)	100,000	100,619
Series 2015-A, Class A, 4.565%, 9/15/20 (a)	270,736	270,618
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 (a)	790,000	797,347
Dell Equipment Finance Trust, Series 2014-1, Class C, 1.80%, 6/22/20 (a)	500,000	499,963
Driven Brands Funding LLC, Class A2:
Series 2015-1A, 5.216%, 7/20/45 (a)	497,500	497,285
Series 2016-1A, 6.125%, 7/20/46 (a)	150,000	151,208
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.326%, 8/15/28 (a)(b)	250,000	232,457
Element Rail Leasing I LLC, Series 2014-1A:
Class A1, 2.299%, 4/19/44 (a)	134,234	130,194
Class A2, 3.668%, 4/19/44 (a)	300,000	293,892
Class B1, 4.406%, 4/19/44 (a)	350,000	333,470
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (a)	600,000	577,486
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (a)	387,181	380,172
GCAT LLC, Series 2015-1, Class A1, 3.625%, 5/26/20 (a)(b)	237,176	236,480
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	54,008	53,117
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	55,635	54,745
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)	222,362	222,179
Invitation Homes Trust:
Series 2013-SFR1, Class B, 1.801%, 12/17/30 (a)(b)	100,000	98,787
Series 2013-SFR1, Class C, 2.301%, 12/17/30 (a)(b)	700,000	690,052
Series 2015-SFR2, Class C, 2.447%, 6/17/32 (a)(b)	100,000	98,148
Series 2015-SFR2, Class E, 3.597%, 6/17/32 (a)(b)	400,000	386,090
Series 2015-SFR3, Class D, 3.196%, 8/17/32 (a)(b)	200,000	199,220
Magnetite VI Ltd., Series 2012-6A, Class DR, 4.253%, 9/15/23 (a)(b)	200,000	195,716
Navitas Equipment Receivables LLC, Series 2013-1, Class A, 1.95%, 11/15/16 (a)	421	421

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D

OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	970,279	971,354
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	150,000	150,128
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	125,000	125,271
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	300,000	299,911
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	288,548	286,982
RMAT LLC, Class A1:
Series 2015-1, 4.09%, 7/27/20 (a)	345,215	343,589
Series 2015-NPL1, 3.75%, 5/25/55 (a)(b)	288,861	286,258
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)	287,586	285,611
Sierra Timeshare Receivables Funding LLC, Class B:
Series 2013-3A, 2.70%, 10/20/30 (a)	77,714	77,571
Series 2014-2A, 2.40%, 6/20/31 (a)	905,218	900,508
Series 2014-3A, 2.80%, 10/20/31 (a)	124,967	124,887
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (a)	520,245	508,025
Series II LLC, 4.59%, 4/20/44 (a)	268,362	262,060
Series III LLC, 4.02%, 7/20/44 (a)	470,384	454,791
Series III LLC, 5.44%, 7/20/44 (a)	956,986	995,789
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	300,000	293,656
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (a)	280,000	280,569
STORE Master Funding LLC, Series 2014-1A, Class A1, 4.21%, 4/20/44 (a)	593,750	595,875
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (a)	389,735	397,572
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39 (a)	79,167	74,253
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (a)	300,000	304,737
Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, 3.375%, 10/25/58 (a)	107,280	106,154
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (a)(b)	171,451	171,298
VOLT XXV LLC, Series 2015 NPL8, Class A1, 3.50%, 6/26/45 (a)	157,187	156,076
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/57 (a)	468,589	466,303
VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%, 9/25/45 (a)	253,384	252,127
Wendys Funding LLC, Series 2015-1A:
Class A2I, 3.371%, 6/15/45	1,029,223	1,034,883
Class A2II, 4.08%, 6/15/45	397,000	409,267
		23,294,166

Asset-Backed - Student Loan - 0.3%
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (a)	300,000	302,218
SLM Private Education Loan Trust, Series 2013-B, Class B, 3.00%, 5/16/44 (a)	300,000	295,298
SoFi Professional Loan Program LLC, Series 2014-B:
Class A2, 2.55%, 8/27/29 (a)	315,828	316,756
Class A1, 1.703%, 8/25/32 (a)(b)	125,119	125,120
		1,039,392

Total Asset-Backed Securities (Cost $25,942,564)		25,875,618

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.9%

Bellemeade Re Ltd., BMIR 2015-1A M2, 4.746%, 7/25/25 (a)(b)	450,000	452,476
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 3.053%, 5/25/24 (b)	300,000	274,318
CAS 2014-C03 2M2, 3.353%, 7/25/24 (b)	400,000	376,030
Freddie Mac Structured Agency Credit Risk Debt Notes:
STACR 2015-HQ2 M3, 3.703%, 5/25/25 (b)	493,000	475,708
STACR 2015-HQA2 M2, 3.253%, 5/25/28 (b)	400,000	409,581
STACR 2016-DNA2 M2, 2.653%, 10/25/28 (b)	300,000	302,432
STACR 2016-DNA2 B, 10.953%, 10/25/28 (b)	250,000	251,553
LSTAR Securities Investment Trust, Series 2015-6, Class A, 2.457%, 5/1/20 (a)(b)	250,734	246,519
Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.00%, 7/15/46 (a)(b)	200,000	199,146

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $3,007,143)		2,987,763

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.5%

Bear Stearns Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 3.342%, 5/15/32 (a)(b)	100,000	95,416
BLCP Hotel Trust, BLCP 2014-CLRN D, 2.942%, 8/15/29 (a)(b)	500,000	481,838
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.292%, 12/15/27 (a)(b)	400,000	396,257
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 3.842%, 9/15/27 (a)(b)	300,000	285,024
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (a)	142,197	142,215
COMM Mortgage Trust:
Series 2013-THL, Class C, 2.448%, 6/8/30 (a)(b)	550,000	540,528
Series 2014-SAVA, Class D, 3.543%, 6/15/34 (a)(b)	300,000	292,404
EQTY INNS Mortgage Trust, Series 2014-INNS:
Class E, 3.898%, 5/8/31 (a)(b)	600,000	574,460
Class F, 4.348%, 5/8/31 (a)(b)	100,000	92,678
Extended Stay America Trust, Series 2013-ESH7:
Class B7, 3.604%, 12/5/31	450,000	451,756
Class D7, 4.171%, 12/5/31 (a)(b)	450,000	452,095
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (a)	200,000	196,839
Hilton USA Trust:
Class CFX, 3.714%, 11/5/30 (a)	200,000	201,109
Class EFX, 4.602%, 11/5/30 (a)(b)	675,000	679,240
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (a)	300,000	309,440
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(b)	200,000	201,952
Series 2014-INN, Class E, 4.042%, 6/15/29 (a)(b)	750,000	716,129
Morgan Stanley Capital I Trust, Series 2014-CPT:
Class F, 3.56%, 7/13/29 (a)(b)	230,000	219,127
Class G, 3.56%, 7/13/29 (a)(b)	160,000	149,881
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (a)	965,000	945,107
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	300,000	300,000
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (a)(b)	450,000	467,996
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class D, 3.497%, 8/15/47 (a)	190,000	134,495

Total Commercial Mortgage-Backed Securities (Cost $8,418,164)		8,325,986

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 18.6%

Basic Materials - 0.3%
Methanex Corp.:
3.25%, 12/15/19	400,000	388,493
5.65%, 12/1/44	720,000	597,519
		986,012

Communications - 2.5%
AT&T, Inc.:
4.125%, 2/17/26	400,000	429,693
5.65%, 2/15/47	550,000	629,865
CBS Corp., 4.60%, 1/15/45	325,000	322,110
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	400,000	405,191
Comcast Corp.:
3.375%, 8/15/25	450,000	486,241
3.15%, 3/1/26	200,000	212,878
Crown Castle Towers LLC:
3.222%, 5/15/42 (a)	150,000	155,906
3.663%, 5/15/45 (a)	250,000	258,517
Frontier Communications Corp.:
8.25%, 4/15/17	150,000	155,250
10.50%, 9/15/22	430,000	454,994
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (a)	300,000	306,699
NBCUniversal Media LLC, 4.45%, 1/15/43	300,000	335,860
Sprint Communications, Inc., 6.00%, 12/1/16	950,000	955,937
Telefonica Emisiones SAU, 3.192%, 4/27/18	400,000	410,712
Thomson Reuters Corp.:
3.85%, 9/29/24	200,000	213,136
3.35%, 5/15/26	125,000	127,774
Time Warner Cable, Inc., 4.00%, 9/1/21	200,000	212,594
Time Warner, Inc.:
3.55%, 6/1/24	300,000	318,719
4.90%, 6/15/42	300,000	322,246
Verizon Communications, Inc.:
2.45%, 11/1/22	305,000	307,717
3.50%, 11/1/24	490,000	521,131
4.862%, 8/21/46	675,000	737,834
		8,281,004

Consumer, Cyclical - 3.3%
American Airlines Pass-Through Trust:
7.00%, 7/31/19 (a)	444,300	463,183
5.60%, 1/15/22 (a)	366,551	377,548
4.40%, 3/22/25	450,000	451,125
5.25%, 7/15/25	340,000	354,450
CVS Health Corp.:
3.875%, 7/20/25	239,000	262,895
5.125%, 7/20/45	290,000	359,767

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D

CVS Pass-Through Trust, 6.036%, 12/10/28	502,583	570,316
Delta Air Lines Pass-Through Trust, 6.20%, 1/2/20	131,771	140,830
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	25,000	25,000
Ford Motor Co., 4.75%, 1/15/43	125,000	132,310
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	200,000	201,751
1.567%, 11/4/19 (b)	400,000	392,945
3.157%, 8/4/20	200,000	207,363
3.219%, 1/9/22	500,000	512,169
4.134%, 8/4/25	180,000	192,987
Home Depot, Inc. (The):
2.70%, 4/1/23	400,000	419,698
4.20%, 4/1/43	400,000	448,928
Johnson Controls, Inc., 4.625%, 7/2/44	225,000	237,655
Kohl's Corp., 4.25%, 7/17/25	175,000	175,478
Latam Airlines Pass-Through Trust A, 4.20%, 8/15/29 (a)	245,684	224,678
Latam Airlines Pass-Through Trust B, 4.50%, 8/15/25 (a)	233,450	204,852
Lowe's Cos., Inc.:
2.50%, 4/15/26	125,000	127,313
3.70%, 4/15/46	125,000	128,523
New Albertsons, Inc., 7.75%, 6/15/26	25,000	24,375
Newell Brands, Inc.:
3.85%, 4/1/23	275,000	291,684
4.20%, 4/1/26	275,000	298,114
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	300,000	301,125
Starbucks Corp., 2.45%, 6/15/26	500,000	507,764
TJX Cos., Inc. (The):
2.75%, 6/15/21	400,000	422,433
2.50%, 5/15/23	400,000	416,350
Virgin Australia Trust:
7.125%, 10/23/18 (a)	9,297	9,297
6.00%, 4/23/22 (a)	360,013	366,313
5.00%, 4/23/25 (a)	134,087	138,458
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	485,000	497,872
Whirlpool Corp.:
3.70%, 3/1/23	400,000	424,012
3.70%, 5/1/25	300,000	319,172
		10,628,733

Consumer, Non-cyclical - 2.6%
Amgen, Inc.:
3.625%, 5/22/24	100,000	107,294
4.40%, 5/1/45	100,000	103,886
4.663%, 6/15/51 (a)	447,000	467,031
AstraZeneca plc:
3.375%, 11/16/25	300,000	314,503
4.375%, 11/16/45	175,000	190,861
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	262,308

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D

Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	158,852
Express Scripts Holding Co., 3.40%, 3/1/27	100,000	99,873
General Mills, Inc., 3.15%, 12/15/21	1,000,000	1,065,769
Gilead Sciences, Inc., 3.70%, 4/1/24	300,000	324,860
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	400,000	419,744
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (a)	300,000	312,193
4.875%, 6/27/44 (a)	300,000	295,391
Kraft Heinz Foods Co.:
3.00%, 6/1/26 (a)	200,000	201,636
5.20%, 7/15/45 (a)	300,000	355,247
4.375%, 6/1/46 (a)	175,000	185,066
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	235,000	254,388
Land O'Lakes, Inc., 6.00%, 11/15/22 (a)	400,000	424,000
Life Technologies Corp., 6.00%, 3/1/20	300,000	338,560
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	228,234
Mead Johnson Nutrition Co., 4.125%, 11/15/25	250,000	272,689
MEDNAX, Inc., 5.25%, 12/1/23 (a)	275,000	278,438
Merck & Co., Inc.:
2.75%, 2/10/25	250,000	261,405
3.70%, 2/10/45	150,000	158,950
PepsiCo, Inc., 2.75%, 3/1/23	300,000	314,005
Perrigo Co. plc, 5.30%, 11/15/43	200,000	208,596
Perrigo Finance Unlimited Co., 3.50%, 12/15/21	400,000	411,654
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (a)	100,000	104,000
SUPERVALU, Inc., 6.75%, 6/1/21	255,000	214,195
United Rentals North America, Inc., 5.875%, 9/15/26	50,000	49,625
		8,383,253

Energy - 0.4%
Enterprise Products Operating LLC:
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	1,050,000	1,106,693
4.85%, 3/15/44	200,000	212,439
		1,319,132

Financial - 7.4%
Ally Financial, Inc.:
2.75%, 1/30/17	50,000	50,234
6.25%, 12/1/17	300,000	314,250
American International Group, Inc., 3.30%, 3/1/21	100,000	103,311
American Tower Corp.:
3.45%, 9/15/21	400,000	416,345
3.375%, 10/15/26	300,000	301,561
Bank of America Corp.:
2.625%, 4/19/21	1,375,000	1,396,088
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (b)	250,000	253,750
3.875%, 8/1/25	1,300,000	1,379,054
3.50%, 4/19/26	175,000	180,843
4.25%, 10/22/26	1,265,000	1,311,916

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D

Bank of America NA:
5.30%, 3/15/17	650,000	667,529
0.953%, 6/15/17 (b)	500,000	498,364
Capital One Bank:
2.25%, 2/13/19	200,000	202,557
3.375%, 2/15/23	800,000	817,121
Capital One Financial Corp., 4.20%, 10/29/25	300,000	308,413
Capital One NA, 2.35%, 8/17/18	340,000	344,751
CIT Group, Inc.:
4.25%, 8/15/17	500,000	509,250
5.25%, 3/15/18	1,050,000	1,081,794
Citigroup, Inc.:
2.50%, 9/26/18	900,000	917,838
2.05%, 6/7/19	175,000	176,205
5.95%, 8/15/20 floating rate thereafter to 12/29/49 (b)	85,000	82,813
2.65%, 10/26/20	280,000	284,934
6.125%, 11/15/20 floating rate thereafter to 12/29/49 (b)(c)	270,000	274,050
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (b)	240,000	236,400
4.60%, 3/9/26	865,000	917,057
6.25%, 8/15/26 floating rate thereafter to 12/29/49 (b)	275,000	282,562
4.45%, 9/29/27	860,000	885,895
Citizens Bank NA, 2.55%, 5/13/21	200,000	201,931
Credit Acceptance Corp.:
6.125%, 2/15/21	120,000	114,300
7.375%, 3/15/23	300,000	288,000
Crown Castle International Corp., 4.45%, 2/15/26	140,000	151,989
DDR Corp.:
4.75%, 4/15/18	300,000	313,000
3.625%, 2/1/25	300,000	300,894
Discover Financial Services:
3.85%, 11/21/22	500,000	507,797
3.95%, 11/6/24	200,000	204,987
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, 5.125%, 11/30/24 (a)	154,229	158,075
ERP Operating LP, 4.625%, 12/15/21	180,000	203,260
First Horizon National Corp., 3.50%, 12/15/20	140,000	141,282
Huntington National Bank (The), 2.20%, 11/6/18	250,000	253,061
ING Bank NV, 2.00%, 11/26/18 (a)	450,000	454,789
Morgan Stanley:
6.25%, 8/28/17	400,000	421,639
2.375%, 7/23/19	550,000	559,074
2.80%, 6/16/20	1,000,000	1,024,607
4.00%, 7/23/25	325,000	348,006
5.00%, 11/24/25	650,000	711,614
3.95%, 4/23/27	150,000	151,695
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)	75,000	73,125
PNC Bank NA, 2.70%, 11/1/22	500,000	505,338
Prudential Financial, Inc., 4.60%, 5/15/44	100,000	107,362
Regions Financial Corp., 3.20%, 2/8/21	650,000	669,044
US Bancorp, 2.95%, 7/15/22	300,000	312,191

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D

Vornado Realty LP, 2.50%, 6/30/19	375,000	382,054
Wells Fargo & Co.:
2.50%, 3/4/21	500,000	512,718
3.00%, 4/22/26	650,000	662,578
4.40%, 6/14/46	160,000	163,011
		24,092,306

Government - 0.1%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	300,000	301,562

Industrial - 1.3%
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,237
Coveris Holding Corp., 10.00%, 6/1/18 (a)	30,000	30,000
Eaton Corp., 1.50%, 11/2/17	250,000	251,217
Illinois Tool Works, Inc., 3.90%, 9/1/42	200,000	215,018
Masco Corp.:
4.45%, 4/1/25	100,000	103,510
6.50%, 8/15/32	150,000	159,563
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (a)	500,000	509,896
Pentair Finance SA:
1.875%, 9/15/17	700,000	698,728
3.625%, 9/15/20	310,000	317,790
SBA Tower Trust:
2.24%, 4/15/43 (a)	220,000	220,602
2.877%, 7/15/46 (a)	300,000	303,291
3.722%, 4/15/48 (a)	660,000	670,204
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	200,000	232,504
United Parcel Service, Inc., 2.45%, 10/1/22	450,000	467,837
		4,280,397

Technology - 0.7%
Apple, Inc.:
3.25%, 2/23/26	175,000	185,776
3.45%, 2/9/45	175,000	164,439
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26 (a)	525,000	547,306
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	400,000	402,811
Hewlett Packard Enterprise Co., 2.85%, 10/5/18 (a)	190,000	194,571
Intel Corp., 3.10%, 7/29/22	200,000	214,146
Microsoft Corp., 3.125%, 11/3/25	175,000	187,430
Oracle Corp.:
2.40%, 9/15/23	100,000	100,356
2.65%, 7/15/26	230,000	230,577
4.00%, 7/15/46	115,000	115,943
		2,343,355

Total Corporate Bonds (Cost $58,490,214)		60,615,754

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	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (d) - 0.6%

Consumer, Cyclical - 0.6%
Albertson's LLC:
4.50%, 8/25/21 (b)	400,000	399,062
4.75%, 6/22/23 (b)	215,000	214,463
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	234,221	231,879
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	750,000	737,250
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	248,111	246,932
		1,829,586

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(e)(f)(g)	385,345	4,355

Total Floating Rate Loans (Cost $2,156,183)		1,833,941

MUNICIPAL OBLIGATIONS - 1.0%

California - 0.2%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	450,000	595,791

Connecticut - 0.1%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	370,578

Massachusetts - 0.1%
Commonwealth of Massachusetts GO Bonds, 3.277%, 6/1/46	325,000	329,940

New York - 0.6%
New York City GO Bonds, 5.206%, 10/1/31	470,000	579,294
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	786,240
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	503,920
New York Transportation Development Corp. Revenue Bonds:
3.423%, 7/1/27	50,000	50,961
3.473%, 7/1/28	50,000	50,787
		1,971,202

Total Municipal Obligations (Cost $3,046,509)		3,267,511

SOVEREIGN GOVERNMENT BOND - 0.2%

Nacional Financiera SNC, 3.375%, 11/5/20 (a)	490,000	499,310

Total Sovereign Government Bonds (Cost $489,234)		499,310

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	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%

Overseas Private Investment Corp., 3.22%, 9/15/29	450,000	479,804

Total U.S. Government Agencies and Instrumentalities (Cost $450,000)		479,804

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.2%

Fannie Mae:
3.11%, 6/1/26	350,000	365,810
3.11%, 6/1/26	350,000	365,837

Total U.S. Government Agency Mortgage-Backed Securities (Cost $711,591)		731,647

U.S. TREASURY OBLIGATIONS - 3.8%

United States Treasury Bonds, 2.50%, 2/15/46	4,324,000	4,502,534
United States Treasury Notes:
0.75%, 4/30/18	1,652,000	1,656,776
0.875%, 6/15/19	1,710,000	1,718,483
1.25%, 6/30/21	2,652,000	2,665,157
1.375%, 6/30/23	436,000	438,248
1.625%, 5/15/26(c)	1,508,000	1,526,438

Total U.S. Treasury Obligations (Cost $12,165,506)		12,507,636

TIME DEPOSIT - 4.1%

State Street Bank Time Deposit, 0.293%, 7/1/16	13,329,318	13,329,318

Total Time Deposit (Cost $13,329,318)		13,329,318

	SHARES
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Institutional U.S. Government Money Market Fund, 0.25%	898,100	898,100

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $898,100)		898,100

TOTAL INVESTMENTS (Cost $312,407,596) - 100.5%		328,186,195
Other assets and liabilities, net - (0.5%)		(1,588,027)
NET ASSETS - 100.0%		$326,598,168
See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
Ultra Long U.S. Treasury Bonds	7	9/16	$1,304,625	$79,120
Short:
2 Year U.S. Treasury Notes	(3)	9/16	($657,984)	($1,458)
5 Year U.S. Treasury Notes	(8)	9/16	(977,313)	(12,998)
10 Year U.S. Treasury Notes	(81)	9/16	(10,771,734)	(255,754)
E-Mini S&P 500 Index	(23)	9/16	(2,403,730)	14,956
Total Short				($255,254)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $42,548,974, which represents 13.0% of the net assets of the Portfolio as of June 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on June 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $879,915.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at June 30, 2016. Floating rate loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(f) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $4,355, which represents 0.0% of the net assets of the Portfolio as of June 30, 2016.

(g) Total market value of restricted securities amounts to $4,355, which represents 0.0% of the net assets of the Portfolio as of June 30, 2016.

Abbreviations:
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $312,407,596) - see accompanying schedule	$328,186,195
Cash	17,409
Cash collateral at broker	192,411
Receivable for securities sold	2,303,224
Receivable for shares sold	26,446
Dividends and interest receivable	929,111
Securities lending income receivable	68
Directors' deferred compensation plan	162,582
Other assets	140,605
Total assets	331,958,051

LIABILITIES
Payable for securities purchased	3,946,214
Payable upon return of securities loaned	898,100
Payable for shares redeemed	72,719
Payable for futures contracts variation margin	27,973
Payable to Calvert Investment Management, Inc.	109,200
Payable to Calvert Investment Distributors, Inc.	97
Payable to Calvert Investment Administrative Services, Inc.	31,992
Payable to Calvert Investment Services, Inc.	1,999
Payable for Directors' fees and expenses	14,627
Directors' deferred compensation plan	162,582
Accrued expenses and other liabilities	94,380
Total liabilities	5,359,883
NET ASSETS	$326,598,168

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized:
Class I: 157,249,003 shares outstanding	$289,904,207
Class F: 227,977 shares outstanding	472,564
Undistributed net investment income	9,386,234
Accumulated net realized gain (loss)	11,232,698
Net unrealized appreciation (depreciation)	15,602,465
NET ASSETS	$326,598,168

NET ASSET VALUE PER SHARE
Class I (based on net assets of $326,119,123)	$2.07
Class F (based on net assets of $479,045)	$2.10
See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $16,525)	$2,302,059
Interest income (net of foreign taxes withheld of $33)	2,110,461
Other income (a)	140,605
Securities lending income	68
Total investment income	4,553,193

Expenses:
Investment advisory fee	649,873
Administrative fees	352,120
Transfer agency fees and expenses	82,439
Distribution Plan expenses:
Class F	531
Directors' fees and expenses	32,961
Accounting fees	40,595
Custodian fees	44,576
Professional fees	21,723
Reports to shareholders	41,425
Miscellaneous	9,052
Total expenses	1,275,295
Reimbursement from Advisor:
Class F	(611)
Administrative fees waived	(161,913)
Net expenses	1,112,771
NET INVESTMENT INCOME	3,440,422

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,889,730
Futures	380,686
2,270,416

Change in unrealized appreciation (depreciation) on:
Investments	6,907,661
Futures	(224,869)
6,682,792

NET REALIZED AND UNREALIZED GAIN	8,953,208

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,393,630

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. The refund is also reflected as a receivable on the Statement of Assets and Liabilities.
See notes to financial statements.

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income	$3,440,422	$6,004,592
Net realized gain	2,270,416	9,195,438
Net change in unrealized appreciation (depreciation)	6,682,792	(22,519,796)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,393,630	(7,319,766)

Distributions to shareholders from:
Net investment income:
Class I shares	—	(392,823)
Net realized gain:
Class I shares	—	(1,412,871)
Class F shares	—	(1,394)
Total distributions	—	(1,807,088)

Capital share transactions:
Shares sold:
Class I shares	7,414,993	14,272,546
Class F shares	134,840	345,326
Reinvestment of distributions:
Class I shares	—	1,805,694
Class F shares	—	1,394
Shares redeemed:
Class I shares	(17,344,536)	(37,873,537)
Class F shares	(1,237)	(43,948)
Total capital share transactions	(9,795,940)	(21,492,525)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,597,690	(30,619,379)

NET ASSETS
Beginning of period	324,000,478	354,619,857
End of period (including undistributed net investment income of $9,386,234 and $5,945,812, respectively)	$326,598,168	$324,000,478

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	3,701,932	6,907,361
Class F shares	68,457	164,600
Reinvestment of distributions:
Class I shares	—	895,237
Class F shares	—	680
Shares redeemed:
Class I shares	(8,701,298)	(18,430,574)
Class F shares	(616)	(21,789)
Total capital share activity	(4,931,525)	(10,484,485)
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For corporate bonds, floating rate loans, sovereign government bonds,

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at June 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following table summarizes the market value of the Portfolio's holdings as of June 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$196,833,807	$—	$—	$196,833,807
Asset-Backed Securities	—	25,875,618	—	25,875,618
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	2,987,763	—	2,987,763
Commercial Mortgage-Backed Securities	—	8,325,986	—	8,325,986
Corporate Bonds	—	60,615,754	—	60,615,754
Floating Rate Loans	—	1,829,586	4,355^	1,833,941
Municipal Obligations	—	3,267,511	—	3,267,511
Sovereign Government Bonds	—	499,310	—	499,310
U.S. Government Agencies and Instrumentalities	—	479,804	—	479,804
U.S. Government Agency Mortgage-Backed Securities	—	731,647	—	731,647
U.S. Treasury Obligations	—	12,507,636	—	12,507,636
Time Deposit	—	13,329,318	—	13,329,318
Short Term Investment of Cash Collateral For Securities Loaned	898,100	—	—	898,100
TOTAL	$197,731,907	$130,449,933	$4,355^	$328,186,195
Futures Contracts***	($176,134)	$—	$—	($176,134)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.
There were no transfers between levels during the period.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio's uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the interest rates and the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, the Portfolio used U.S. Treasury and Equity futures contracts as a substitute for direct investment in particular asset classes, to hedge against interest rate changes, to manage overall duration of the Portfolio, and to implement tactical asset allocation decisions. The Portfolio's futures contracts at period end are presented in the Schedule of Investments.

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At June 30, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$14,956*	Unrealized depreciation on futures contracts	$—*
Interest Rate	Unrealized appreciation on futures contracts	$79,120*	Unrealized depreciation on futures contracts	($270,210)*
Total		$94,076		($270,210)
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	$384,742	$14,956
Interest Rate	Futures	($4,056)	($239,825)
Total		$380,686	($224,869)

The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			40
Futures contracts short			(91)
* Averages are based on activity levels during the period ended June 30, 2016.
Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures (See the Notes to Schedule of Investments on page 22). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion.
The Advisor has contractually agreed to limit net annual portfolio operating expenses for Class F shares for the period from May 1, 2016 through April 30, 2017. The contractual expense cap is 1.10%. Prior to May 1, 2016, the contractual expense cap was 1.15%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. For the period from January 1, 2016 through April 30, 2016, the Advisor voluntarily waived the portion of expenses over 1.10%. During the six month period ended June 30, 2016, the Advisor voluntarily waived $403.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, based on the Portfolio's average daily net assets.
For the period January 1, 2016 to April 30, 2016, the administrative fee was 0.275%. CIAS and the Portfolio entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for both classes of the Portfolio commencing on May 1, 2016. CIAS voluntarily waived 0.155% for both classes of the Portfolio (the amount of the administrative fee above 0.12%) for the period from January 1, 2016 through April 30, 2016. During the six month period ended June 30, 2016, CIAS voluntarily waived $161,913.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Class I shares do not have Distribution Plan expenses.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $11,888 for the period ended June 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $151,587,122 and $155,351,216, respectively. U.S. government security purchases and sales were $139,640,302 and $140,624,659, respectively.

30 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

As of June 30, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$20,288,916
Unrealized (depreciation)	(4,536,004)
Net unrealized appreciation (depreciation)	$15,752,912

Federal income tax cost of investments	$312,433,283
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2016.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$187,433	—	—	—	$187,433
U.S. Treasury Obligations	$710,667	—	—	—	$710,667
Total Borrowings	$898,100	—	—	—	$898,100
Amount of recognized liabilities for securities lending transactions					$898,100
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2016.
For the six months ended June 30, 2016, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$17,405	1.63%	$1,470,894	January 2016
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 31

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	June 30, 2016 (a) (Unaudited)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$2.00	$2.05	$2.04	$1.91	$1.75	$1.70
Income from investment operations:
Net investment income	0.02(b)	0.04	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss)	0.05	(0.08)	0.16	0.32	0.16	0.05
Total from investment operations	0.07	(0.04)	0.19	0.34	0.18	0.07
Distributions from:
Net investment income	—	—(c)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized gain	—	(0.01)	(0.15)	(0.19)	—	—
Total distributions	—	(0.01)	(0.18)	(0.21)	(0.02)	(0.02)
Total increase (decrease) in net asset value	0.07	(0.05)	0.01	0.13	0.16	0.05
Net asset value, ending	$2.07	$2.00	$2.05	$2.04	$1.91	$1.75
Total return (d)	3.76%	(1.90%)	9.60%	18.00%	10.51%	4.56%
Ratios to average net assets: (e)
Net investment income	2.12%(b)(f)	1.73%	1.58%	1.07%	1.10%	1.37%
Total expenses	0.80%(f)	0.85%	0.86%	0.90%	0.90%	0.91%
Net expenses	0.70%(f)	0.84%	0.86%	0.90%	0.90%	0.91%
Portfolio turnover	95%	90%	97%	161%	150%	121%
Net assets, ending (in thousands)	$326,119	$323,676	$354,585	$339,494	$305,198	$354,038

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a one time payment which amounted to $0.001 per share and 0.04% of average net assets.
(c) Distribution was less than $.01 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Annualized.
See notes to financial statements.

32 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS F SHARES	June 30, 2016 (a) (Unaudited)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (b)
Net asset value, beginning	$2.03	$2.09	$2.06	$2.22
Income from investment operations:
Net investment income	0.02(c)	0.03	0.03	0.01
Net realized and unrealized gain (loss)	0.05	(0.08)	0.16	0.02
Total from investment operations	0.07	(0.05)	0.19	0.03
Distributions from:
Net investment income	—	—	(0.01)	—(d)
Net realized gain	—	(0.01)	(0.15)	(0.19)
Total distributions	—	(0.01)	(0.16)	(0.19)
Total increase (decrease) in net asset value	0.07	(0.06)	0.03	(0.16)
Net asset value, ending	$2.10	$2.03	$2.09	$2.06
Total return (e)	3.70%	(2.46%)	9.18%	1.31%
Ratios to average net assets (f)
Net investment income	1.74%(c)(g)	1.49%	1.36%	0.99%(g)
Total expenses	1.49%(g)	1.74%	14.91%	1.15%(g)
Net expenses	1.10%(g)	1.15%	1.15%	1.15%(g)
Portfolio turnover	95%	90%	97%	161%
Net assets, ending (in thousands)	$479	$324	$35	$2

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 18, 2013 inception.
(c) Amount includes a one time payment which amounted to $0.001 per share and 0.05% of average net assets.
(d) Distribution was less than $0.01 per share.
(e) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(f) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(g) Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert VP SRI Mid Cap Portfolio (formerly Calvert VP SRI Mid Cap Growth Portfolio)
Semi-Annual Report June 30, 2016

TABLE OF CONTENTS

1	President’s Letter
3	Portfolio Management Discussion
6	Understanding Your Fund’s Expenses
7	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Proxy Voting
19	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
In July, facilitated by the ultra-low interest rate monetary policy of the Federal Reserve, stock and bond prices in the U.S. reached historic highs. While these high prices imply good news for investors, there are disconcerting outcomes to this circumstance that you, as socially responsible investors, can help influence.
The current policies of the Federal Reserve—and those of other Central Banks—were initiated in an effort to stabilize the global financial system after the housing and credit crisis of 2008. While these financial policies increased market liquidity—thus allowing many banks, insurance companies and innumerable participants in the finance industry to survive and return to profitability—they were inadequate in rebuilding the incomes and net worth of most people. For many decades, there has been a widely held belief that economic growth is the most effective way to improve the lives of all members of society, including those at the very bottom. Concerned both by low GDP growth and wage increases and by little to no inflation, the banking system has continued to support these policies, in hopes of stimulating capital investment by corporations and individuals. However, investors are now allocating funds to the capital markets and not in human or technological infrastructure; and institutions, in turn, are utilizing the inexpensive credit environment to lever their balance sheets, often participating in stock buy-back programs; all in turn boosting market returns. However, there is little investment in the societal infrastructure that would induce inclusive growth to rebuild the incomes and opportunities of the populace, exclusive of the financial elite. As indicated in the chart below, income inequality is on the rise, poverty remains high, and GDP growth is anemic and predicted to remain so in the short term despite historic and continuous monetary easing, all contrary to the growth in the DJIA.

	2008	2009	2010	2011	2012	2013	2014	2015	2016 Q2
Dow Jones Industrial Average Index[i]	-33.84%	18.82%	11.02%	5.53%	7.26%	26.50%	7.52%	-2.23%	6.58%
Real GDP Growth Per Yearii	1.8%	-1.7%	4.3%	3.1%	2.5%	2.4%	2.6%	2.5%	2.4% iii
Poverty Rate in USiv	13.3%	14.3%	15.3%	15.9%	15%	15.8%	14.8%	14.5%
GINI Index of Income Inequality[v]	0.466%	0.468%	0.47%	0.477%	0.477%	0.476%	0.482%	0.48%
Nominal Wage Growthvi	3.58%	1.82%	1.74%	1.98%	2.20%	1.90%	1.82%	2.60%
The rising inequality between the majority of the population and those who participate heavily in the financial markets does not make for a stable society, nor for sustainable business conditions. Our society and its economy depend upon trust in institutions, and we can see a growing divergence in this trust between the majority of people and elite members of society. Interestingly, two regions that demonstrate the greatest divergence in this form of trust are the United Kingdom and the United Statesvii. The UK just shocked the world by voting to leave the European Union, and the U.S. is involved in a presidential election cycle dominated by extremely polarized candidates. These candidates are representative of a growing sentiment of dissatisfaction among the populace-that they do not believe the current system is working for the benefit of them.
As investors, we realize there may be a short term tradeoff between higher wage growth for workers and profits for investors. All of us need the system to work for the great majority of people—facilitating widespread growth may require a shift from returns to the holders of financial assets to some greater return for the labor, especially those whose wages have been stagnant. Fiscal, monetary, and developmental policies need to be implemented by corporations, public and private organizations in order to promote societal stability and economic growth. Arguably, corporations are best suited to pursue such goals. The financial, technological, and human capabilities of corporations uniquely position them to respond to environment and social challenges more efficiently than government institutions, which face indebtedness, an inability to attract human capital, and a lack of jurisdiction in a global marketplace.

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Companies are now investing heavily in efforts to manage their impacts on society and the environment. You, as socially responsible investors, can encourage and reward good corporate citizenry through your capital allocation decisions and investment in the Calvert Funds. At Calvert we remain steadfast and committed to driving forward societal and environmental progress through our influence in the capital markets and will continue to further our research and development to further discover corporate progressives and laggards; seeking to allocate the Funds’ capital to only the corporate leaders in environmental, social and governance issues.
We appreciate your patronage and investment in the Calvert Funds and look forward to serving you in the future as we continue to strive for the increased well-being of the earth and its inhabitants.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

____________________________________
i Dow Jones Industrials Year to Date Price Returns (Daily):." Dow Jones Industrials Year to Date Price Returns (Daily) (^DJI). N.p., n.d. Web. 26 July 2016. <https://ycharts.com/indices/%5EDJI/ytd_return>.
ii “GDP Growth (Annual %).” www.worldbank.org. World Bank National Accounts Data, and OECD National Account Data Files., n.d. Web. 25 July 2016
iii “QUEST Monthly Economic Update”April 2016. Ernst & Young. http://www.ey.com/Publication/vwLUAssets/EY-fourth-quarter-real-gdp-growth-revised-up-to-14/$FILE/EY-fourth-quarter-real-gdp-growth-revised-up-to-14.pdf
iv “American Community Survey Briefs” yearly publication by United States Census Bureau. https://www.census.gov/prod/2012pubs/acsbr11-01.pdf
v World Bank, Development Research Group. Data is based on primary household survey data obtained by government statistical agencies. The Gini coefficient is the most commonly used measure of inequality, it varies between 0, which reflects complete equality and 1, which indicates complete inequality. http://data.worldbank.org/indicator/SI.POV.GINI;
vi EPI Analysis of Bureau of Labor Statistics Current Employment Statistics public data series. http://www.epi.org/nominal-wage-tracker/
vii Edelman Trust Barometer http://www.edelman.com/insights/intellectual-property/2016-edelman-trust-barometer/executive-summary/

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PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller Portfolio Manager	Jade Huang Portfolio Manager
Market Review
U.S. stocks posted solid returns in the first half of the year, while performance from international equities was mixed. While the U.S. continued to produce generally positive macroeconomic data, heightened concern over slowing growth in the U.S. and economic weakness globally, as well as the impact of lower oil prices, fueled market volatility and kept the Fed from raising interest rates. At the end of the second quarter, voters in the United Kingdom endorsed their country’s withdrawal from the European Union and equity markets sold off sharply. The combined effects of sell offs in the Euro, British Pound, and equity markets quickly turned gains into losses for international stocks.  While U.S. equity markets were also adversely affected by the BREXIT vote outcome, the losses were muted relative to those in European markets with the Russell 1000 Index up 3.7% for the six-month period. Value stocks in the U.S. outperformed growth stocks by a wide margin of almost 500 basis points, as Energy stocks rebounded. Given the outlook of lower interest rates for longer, and negative interest rates in Japan and Europe, Utilities and Telecommunication sectors were also top performers as investors searched for yield.
Investment Strategy and Technique
The Portfolio typically invests primarily in mid-cap U.S. stocks whose market capitalization falls within the range of the Russell Mid Cap Index. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making to inform our view of risk and opportunity factors.

•
Our U.S. stock selection model seeks to identify high quality companies trading at attractive valuations. While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

•
We review companies from a fundamental perspective to validate the stock selection model’s output, understand business drivers, determine whether ESG performance offers a competitive advantage, and avoid value traps.

Fund Performance Relative to the Benchmark
For the six-month period ending June 30, 2016, Calvert VP SRI Mid Cap Portfolio returned -0.36%, underperforming its benchmark Russell Midcap Index which returned +5.50%. On June 7, 2016, the Portfolio’s Board of Directors approved the removal of New Amsterdam Partners as sub-advisor to the Portfolio, and a name change from Calvert VP SRI Mid Cap Growth Portfolio to Calvert VP SRI Mid Cap Portfolio. Effective June 9, 2016, the Portfolio’s advisor, Calvert Investment Management, Inc., assumed responsibility for the day-to-day management of the Portfolio. At the same time, the Board approved a change in the Portfolio’s benchmark from the Russell Mid Cap Growth Index to the Russell Mid Cap Index which better reflects the relative value oriented investment strategy to be employed by Calvert.

•
Investment performance results were mixed over the six-month period. Early in the period, the Portfolio protected value as mid cap growth stocks were off over 10% in the first six weeks of the new year. Then, as markets recovered, the Portfolio kept up in the rally through the end of the first quarter.

•
Several stocks that served the Portfolio well in the first half of the year underperformed in the later half due to earnings disappointments. At period end, the Portfolio lagged the Russell Mid Cap Growth Index by 2.51% due to weak stock selection, most notably in the Health Care and Financials sector.

•
Stock selection in the Information Technology sector was the bright spot for the period. In Information Technology, Super Micro Computer surged in the first quarter due to strong earnings results only to give back a measure of

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those gains later in the period when results faltered. Lannet Company, Inc., a pharmaceutical firm, was hurt by continued challenges related to its acquisition of Kremers Urban. Amerisource Bergen announced favorable earnings but guided expectations lower for future earnings. In Financials, Jones Lang LaSalle disappointed with a weak earnings report early in the period. The Portfolio was also hurt by a lack of exposure to the REITs industry which performed well as investors again sought out income outside of the low-yielding bond market.
Positioning and Market Outlook
We continue to believe the U.S. economy can accelerate in the second half of the year. With consumer spending starting to pick-up we may finally be seeing some of the savings from lower gas prices translating into higher levels of spending. Prior to “Brexit” it even seemed that the market was coming around to the notion that the economy would be strong enough to support a second rate hike sooner rather than later. At the start of June, Fed Funds futures contracts implied a greater than 50% probability of a rate hike in July. On June 24th, the day after the U.K. referendum, the implied probability of a July rate hike had dropped to zero. Despite our generally positive outlook for the U.S. economy, as we’ve mentioned before, markets remain more vulnerable to negative shocks given the backdrop of stubbornly sluggish global growth and with equity valuations above long-term averages in many parts of the world.
Expectations of further monetary easing and fiscal stimulus across the globe allowed equity markets to quickly recover from their sell-off post-Brexit. In the U.S. this means rate hikes are off the table for now. However, it’s unlikely that Brexit will have much of an impact on the U.S. economy, at least in the near-term, and if the consumer-led recovery continues to accelerate, the U.S. economy should be resilient to any medium to longer-term impacts from Brexit as well.
In the meantime, the U.K.’s decision to withdraw from the European Union has raised more questions than it has answered, so we continue to expect higher levels of volatility in equity markets to continue, especially compared to the historically low levels of volatility experienced during the last few years. Actions by central banks should help dampen some of the volatility as the U.K. exit will likely take years to work out fully and the costs and benefits will not be known for some time to come.
We are also seeing some benefit from China’s stimulus policies. While we remain cautious on China’s long-term growth prospects, near-term stabilization of the Chinese economy coinciding with a pick-up in U.S. growth should help support the rest of the global economy. Of course a worst case Brexit scenario that pushes Europe back into recession could have more serious effects on the global economy and impact the U.S., but at this point we are putting a lower probability on that outcome.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	23.9%
Information Technology	14.8%
Consumer Discretionary	13.4%
Industrials	13.2%
Health Care	9.8%
Consumer Staples	7.5%
Utilities	5.3%
Energy	4.3%
Materials	4.2%
Telecommunication Services	2.3%
Short-Term Investments	1.3%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Umpqua Holdings Corp.	2.1%
HD Supply Holdings, Inc.	2.0%
CA, Inc.	2.0%
East West Bancorp, Inc.	1.9%
Agilent Technologies, Inc.	1.9%
Johnson Controls, Inc.	1.9%
Synopsys, Inc.	1.9%
Automatic Data Processing, Inc.	1.8%
Principal Financial Group, Inc.	1.8%
Sally Beauty Holdings, Inc.	1.8%
Total	19.1%

For now we remain cautiously optimistic on U.S. equities, and believe our focus on stock selection should make our strategies well-positioned for the second half of the year.

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller	Jade Huang
Calvert Investment Management, Inc.
June 2016

4 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.

CALVERT VP SRI MID CAP PORTFOLIO
JUNE 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	6 Months*	1 Year	5 Year	10 Year
Class I	-0.36%	-11.30%	7.23%	7.17%
Russell Midcap Index	5.50%	0.56%	10.90%	8.07%
Russell Midcap Growth Index	2.15%	-2.14%	9.98%	8.12%

* Total Return is not annualized for periods of less than one year.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/variable for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.97%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/16	ENDING ACCOUNT VALUE 6/30/16	EXPENSES PAID DURING PERIOD* 1/1/16 - 6/30/16
Actual	0.99%	$1,000.00	$996.40	$4.91
Hypothetical (5% return per year before expenses)	0.99%	$1,000.00	$1,019.94	$4.97
* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

6 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT VP SRI MID CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 98.7%

Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	7,782	577,813

Airlines - 0.9%
Southwest Airlines Co.	10,700	419,547

Auto Components - 1.9%
Johnson Controls, Inc.	20,100	889,626

Banks - 7.2%
East West Bancorp, Inc.	26,499	905,736
Investors Bancorp, Inc.	66,602	737,950
ServisFirst Bancshares, Inc.	14,764	729,194
Umpqua Holdings Corp.	62,334	964,307
		3,337,187

Beverages - 1.1%
Coca-Cola European Partners plc	14,658	523,144

Capital Markets - 2.5%
Ameriprise Financial, Inc.	6,800	610,980
Northern Trust Corp.	8,200	543,332
		1,154,312

Chemicals - 1.4%
PPG Industries, Inc.	6,113	636,669

Containers & Packaging - 1.4%
Graphic Packaging Holding Co.	51,529	646,174

Diversified Financial Services - 1.6%
Moody's Corp.	7,781	729,157

Diversified Telecommunication Services - 2.3%
TELUS Corp.	13,300	428,252
Verizon Communications, Inc.	11,400	636,576
		1,064,828

Electric Utilities - 2.6%
Alliant Energy Corp.	17,955	712,813
Portland General Electric Co.	11,080	488,850
		1,201,663

Electrical Equipment - 1.6%
Eaton Corp. plc	12,100	722,733

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Electronic Equipment & Instruments - 1.5%
FLIR Systems, Inc.	22,610	699,779

Energy Equipment & Services - 1.4%
FMC Technologies, Inc. *	24,300	648,081

Food & Staples Retailing - 1.2%
Kroger Co. (The)	15,847	583,011

Food Products - 2.9%
Bunge Ltd.	10,700	632,905
ConAgra Foods, Inc.	14,794	707,301
		1,340,206

Gas Utilities - 2.7%
Southwest Gas Corp.	7,502	590,482
UGI Corp.	14,600	660,650
		1,251,132

Health Care Equipment & Supplies - 3.0%
ResMed, Inc.	11,489	726,449
Varian Medical Systems, Inc. *	8,300	682,509
		1,408,958

Health Care Providers & Services - 3.4%
Patterson Cos., Inc.	15,588	746,509
Quest Diagnostics, Inc.	10,113	823,300
		1,569,809

Hotels, Restaurants & Leisure - 1.4%
Texas Roadhouse, Inc.	14,072	641,683

Household Durables - 1.4%
Leggett & Platt, Inc.	13,127	670,921

Industrial Conglomerates - 1.6%
Carlisle Co.'s, Inc.	7,102	750,539

Insurance - 7.2%
Alleghany Corp. *	1,255	689,723
American Financial Group, Inc.	7,234	534,810
Hanover Insurance Group, Inc. (The)	6,364	538,522
Principal Financial Group, Inc.	20,168	829,106
Unum Group	23,557	748,877
		3,341,038

8 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

IT Services - 6.4%
Amdocs Ltd.	13,737	792,900
Automatic Data Processing, Inc.	9,247	849,522
Broadridge Financial Solutions, Inc.	10,229	666,931
Cognizant Technology Solutions Corp., Class A *	11,472	656,657
		2,966,010

Leisure Products - 1.2%
Hasbro, Inc.	6,500	545,935

Life Sciences - Tools & Services - 3.4%
Agilent Technologies, Inc.	20,112	892,168
PerkinElmer, Inc.	12,958	679,259
		1,571,427

Machinery - 3.2%
Ingersoll-Rand plc	12,595	802,050
Xylem, Inc.	15,823	706,497
		1,508,547

Media - 1.5%
Omnicom Group, Inc.	8,700	708,963

Metals & Mining - 1.5%
Reliance Steel & Aluminum Co.	8,944	687,794

Oil, Gas & Consumable Fuels - 2.9%
ONEOK, Inc.	11,819	560,811
Spectra Energy Corp.	21,936	803,516
		1,364,327

Personal Products - 2.2%
Inter Parfums, Inc.	24,004	685,794
USANA Health Sciences, Inc. *	3,070	342,090
		1,027,884

Professional Services - 1.4%
Robert Half International, Inc.	17,300	660,168

Real Estate Investment Trusts - 5.5%
DDR Corp.	39,206	711,197
Duke Realty Corp.	24,707	658,689
First Industrial Realty Trust, Inc.	21,138	588,059
Healthcare Trust of America, Inc., Class A	18,088	584,966
		2,542,911

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Semiconductors & Semiconductor Equipment - 3.1%
Applied Materials, Inc.	32,230	772,553
First Solar, Inc. *	13,653	661,898
		1,434,451

Software - 3.8%
CA, Inc.	27,756	911,230
Synopsys, Inc. *	16,091	870,201
		1,781,431

Specialty Retail - 6.0%
Michaels Cos., Inc. (The) *	24,929	708,981
Ross Stores, Inc.	12,860	729,033
Sally Beauty Holdings, Inc. *	28,047	824,862
Tractor Supply Co.	5,800	528,844
		2,791,720

Trading Companies & Distributors - 3.2%
HD Supply Holdings, Inc. *	26,987	939,688
MSC Industrial Direct Co., Inc., Class A	7,697	543,100
		1,482,788

Total Common Stocks (Cost $46,265,591)		45,882,366

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 1.3%
State Street Bank Time Deposit, 0.293%, 7/1/16	625,785	625,785

Total Time Deposit (Cost $625,785)		625,785

TOTAL INVESTMENTS (Cost $46,891,376) - 100.0%		46,508,151
Other assets and liabilities, net - 0.0%		2,290
NET ASSETS - 100.0%		$46,510,441

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.

Abbreviations:
plc: Public Limited Company
See notes to financial statements.

10 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $46,891,376) - see accompanying schedule	$46,508,151
Receivable for shares sold	12,160
Dividends and interest receivable	39,377
Securities lending income receivable	59
Directors' deferred compensation plan	24,717
Other assets	16,736
Total assets	46,601,200

LIABILITIES
Payable for shares redeemed	10,214
Payable to Calvert Investment Management, Inc.	23,156
Payable to Calvert Investment Administrative Services, Inc.	4,627
Payable to Calvert Investment Services, Inc.	289
Payable for Directors' fees and expenses	2,270
Directors' deferred compensation plan	24,717
Accrued expenses and other liabilities	25,486
Total liabilities	90,759
NET ASSETS	$46,510,441

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,505,280 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$40,154,422
Undistributed net investment income	473,307
Accumulated net realized gain (loss) on investments and foreign currency transactions	6,265,937
Net unrealized appreciation (depreciation)	(383,225)
NET ASSETS	$46,510,441

NET ASSET VALUE PER SHARE	$30.90
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividend income	$688,701
Other income (a)	16,736
Interest income	779
Securities lending income	59
Total investment income	706,275

Expenses:
Investment advisory fee	152,959
Administrative fees	48,669
Transfer agency fees and expenses	22,653
Directors' fees and expenses	5,097
Accounting fees	9,023
Custodian fees	7,489
Professional fees	12,495
Reports to shareholders	2,841
Miscellaneous	1,326
Total expenses	262,552
Reimbursement from Advisor	(9,154)
Administrative fees waived	(20,430)
Net expenses	232,968
NET INVESTMENT INCOME	473,307

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	262,074
Foreign currency transactions	(5,390)
256,684

Change in unrealized appreciation (depreciation)	(928,113)

NET REALIZED AND UNREALIZED LOSS	(671,429)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($198,122)

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. The refund is also reflected as a receivable on the Statement of Assets and Liabilities.
See notes to financial statements.

12 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT VP SRI MID CAP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$473,307	($28,193)
Net realized gain	256,684	6,055,504
Net change in unrealized depreciation	(928,113)	(7,753,708)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(198,122)	(1,726,397)

Distributions to shareholders from:
Net realized gain	—	(1,659,712)

Capital share transactions:
Shares sold	2,532,743	10,975,819
Reinvestment of distributions	—	1,659,712
Shares redeemed	(5,407,815)	(10,382,253)
Total capital share transactions	(2,875,072)	2,253,278

TOTAL DECREASE IN NET ASSETS	(3,073,194)	(1,132,831)

NET ASSETS
Beginning of period	49,583,635	50,716,466
End of period (including undistributed net investment income of $473,307 and $0, respectively)	$46,510,441	$49,583,635
CAPITAL SHARE ACTIVITY
Shares sold	83,875	314,036
Reinvestment of distributions	—	52,473
Shares redeemed	(177,318)	(296,813)
Total capital share activity	(93,443)	69,696
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Mid Cap Portfolio (formerly Calvert VP SRI Mid Cap Growth Portfolio) (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at June 30, 2016, if any, are identified on the Schedule of Investments.

14 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of June 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$45,882,366	$—	$—	$45,882,366
Time Deposit	—	625,785	—	625,785
TOTAL	$45,882,366	$625,785	$—	$46,508,151

* For a complete listing of investments, please refer to the Schedule of Investments. ** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the period.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Portfolio who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.65% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses for the period from May 1, 2016 through April 30, 2017. The contractual expense cap is 0.99%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. For the period from January 1, 2016 through April 30, 2016, the Advisor voluntarily waived the portion of expenses over 0.99%. During the six month period ended June 30, 2016, the Advisor voluntarily waived $5,284.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, based on the Portfolio's average daily net assets.
For the period January 1, 2016 to April 30, 2016, the administrative fee was 0.25%. CIAS and the Portfolio entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for the Portfolio commencing on May 1, 2016. CIAS voluntarily waived 0.13% of the Portfolio (the amount of the administrative fee above 0.12%) for the period from January 1, 2016 through April 30, 2016. During the six month period ended June 30, 2016, CIAS voluntarily waived $20,430.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,765 for the period ended June 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $72,472,646 and $74,669,955, respectively.
As of June 30, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$918,916
Unrealized (depreciation)	(1,311,346)
Net unrealized appreciation (depreciation)	($392,430)

Federal income tax cost of investments	$46,900,581
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.

16 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2016.
For the six months ended June 30, 2016, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$24,440	1.64%	$755,711	March 2016
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

CALVERT VP SRI MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	June 30, 2016 (a)(Unaudited)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$31.01	$33.17	$37.74	$32.66	$31.66	$32.97
Income from investment operations:
Net investment income (loss)	0.30(b)	(0.02)	(0.02)	(0.12)	(0.06)	(0.18)
Net realized and unrealized gain (loss)	(0.41)	(1.06)	3.15	9.75	5.27	0.95
Total from investment operations	(0.11)	(1.08)	3.13	9.63	5.21	0.77
Distributions from:
Net realized gain	—	(1.08)	(7.70)	(4.55)	(4.21)	(2.08)
Total distributions	—	(1.08)	(7.70)	(4.55)	(4.21)	(2.08)
Total increase (decrease) in net asset value	(0.11)	(2.16)	(4.57)	5.08	1.00	(1.31)
Net asset value, ending	$30.90	$31.01	$33.17	$37.74	$32.66	$31.66
Total return (c)	(0.36%)	(3.31%)	8.09%	29.90%	16.75%	2.30%
Ratios to average net assets: (d)
Net investment income (loss)	1.98%(b)(e)	(0.05%)	(0.06%)	(0.35%)	(0.19%)	(0.52%)
Total expenses	1.12%(e)	1.10%	1.16%	1.15%	1.12%	1.16%
Net expenses	0.99%(e)	1.09%	1.16%	1.15%	1.12%	1.16%
Portfolio turnover	153%	94%	91%	69%	61%	47%
Net assets, ending (in thousands)	$46,510	$49,584	$50,716	$53,780	$42,232	$40,293

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a one time payment which amounted to $0.011 per share and 0.04% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

18 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

Not Applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not Applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not Applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not Applicable – for annual reports only.

Item 6. Investments.

(a)	This Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not Applicable

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act.

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Exchange Act and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 22, 2016

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 22, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: August 22, 2016